UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
AMENDMENT NO. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2012

WELLCARE HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

8725 Henderson Road, Renaissance One
Tampa, Florida	33634
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 290-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On August 3, 2012, WellCare Health Plans, Inc. (the “Company”) filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “Initial 8-K”) to furnish a press release announcing its results of operations for the quarter and six months ended June 30, 2012 (the “Press Release”).  This Current Report on Form 8-K/A is being filed to correct certain Medicaid membership numbers reported in the Initial 8-K and Press Release.

Item 2.02                      Results of Operations and Financial Condition.

As of June 30, 2012, the corrected Medicaid membership numbers by program were:

Medicaid Membership
TANF	1,201,000
CHIP	172,000
SSI and ABD	125,000
FHP	20,000
Total Medicaid Membership	1,518,000

The information furnished herewith pursuant to Item 2.02 of this Current Report on Form 8-K shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLCARE HEALTH PLANS, INC.
August 3, 2012	/s/ Thomas L. Tran Thomas L. Tran Senior Vice President and Chief Financial Officer